UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHINA AUTO LOGISTICS INC.
(Name of Registrant as Specified in Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

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CHINA AUTO LOGISTICS INC.
No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ
Tianjin Province, The People’s Republic of China 300461

October 15, 2010

To the Stockholders of China Auto Logistics Inc.:

The annual meeting of the stockholders (the “Meeting”) of China Auto Logistics Inc. (the “Company”) will be held on November 18, 2010 at 9:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

Details of the business to be conducted at the Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and Proxy Statement, which you are urged to read carefully.

On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. It is important that your shares be voted on the matters scheduled to come before the Meeting. Whether or not you plan to attend the Meeting, I urge you to vote your shares.  For your convenience, we are providing three ways in which you may vote your shares: (1) by Internet, at www.proxyvote.com and using the control number located on your proxy card; (2) by touch-tone telephone, by dialing the toll-free telephone number located on your proxy card and following the instructions; or (3) by mail, by executing and returning the enclosed proxy card in the prepaid envelope provided.  If you attend the Meeting, you may revoke such proxy and vote in person if you wish. Even if you do not attend the Meeting, you may revoke such proxy at any time prior to the Meeting by executing another proxy bearing a later date or providing written notice of such revocation to the Chief Executive Officer of the Company.

Sincerely,

/s/ Tong Shiping
Tong Shiping
Chief Executive Officer, President and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the annual meeting of stockholders to be held on November 18, 2010: In accordance with rules and regulations adopted by the Securities and Exchange Commission, we are now providing access to our proxy materials, including the proxy statement, our Annual Report for the 2009 fiscal year and a form of proxy relating to the annual meeting, over the Internet. All stockholders of record and beneficial owners will have the ability to access the proxy materials at www.proxyvote.com. These proxy materials are available free of charge.

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CHINA AUTO LOGISTICS INC.
No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ
Tianjin Province, The People’s Republic of China 300461

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on November 18, 2010

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of China Auto Logistics Inc., a Nevada corporation (the “Company”), will be held at 9:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022 for the following purposes:

1.           To elect a slate of nominees consisting of Tong Shiping, Cheng Weihong, Yang Bin, Howard S. Barth, Gao Yang, Qu Zhong and Kong Xiaoyan (each a “Nominee” and collectively, the “Nominees”) to serve as directors of the Company;

2.           To approve and adopt the China Auto Logistics Inc. 2010 Omnibus Long-Term Incentive Plan;

3.           To ratify the appointment of MarcumStonefield as the Company’s independent registered public accountants for fiscal 2010; and

4.           To consider and vote upon such other matter(s) as may properly come before the Meeting or any adjournment(s) thereof.

The Board of Directors recommends that you vote in favor of each proposal.

Stockholders of record as of the Record Date (as defined below) are entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to the stockholders is October 15, 2010.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE VOTE YOUR SHARES, SO THAT A QUORUM WILL BE PRESENT AND A MAXIMUM NUMBER OF SHARES MAY BE VOTED. IT IS IMPORTANT AND IN YOUR INTEREST FOR YOU TO VOTE YOUR SHARES.  FOR YOUR CONVENIENCE, WE HAVE PROVIDED THREE EASY METHODS IN WHICH YOU CAN VOTE YOUR SHARES:

•           By Internet.  Visit www.proxyvote.com and enter the control number located on your proxy card.

•           By Touch-Tone Telephone.  Dial the toll-free number found on your proxy card and follow the simple instructions.

•           By Mail.  Simply return your executed proxy in the enclosed postage paid envelope.

THE PROXY IS REVOCABLE AT ANY TIME PRIOR TO ITS USE.

By Order Of The Board Of Directors

/s/ Cheng Weihong
Cheng Weihong
Secretary, Senior Vice President and Director

October 15, 2010

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CHINA AUTO LOGISTICS INC.
No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ
Tianjin Province, The People’s Republic of China 300461
_________________________________

PROXY STATEMENT
_________________________________

GENERAL INFORMATION
_________________________________

This Proxy Statement and the accompanying proxy are being furnished with respect to the solicitation of proxies by the Board of Directors (the “Board”) of China Auto Logistics Inc., a Nevada corporation (the “Company” or “China Auto”) for the Annual Meeting of the Stockholders (the “Meeting”) to be held at 9:00 a.m., local time, on November 18, 2010 and at any adjournment or adjournments thereof, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

The approximate date on which the Proxy Statement and form of proxy are intended to be sent or given to the stockholders is October 15, 2010.  The proxy materials are also available free of charge on the Internet at www.proxyvote.com.  Stockholders are invited to attend the annual meeting to vote on the proposals described in this proxy statement.  However, stockholders do not need to attend the annual meeting to vote.  Instead, stockholders may simply complete, sign and return the proxy card, complete the proxy card online at www.proxyvote.com, or vote by telephone by dialing the toll-free telephone number located on the proxy card.

We will bear the expense of solicitation of proxies for the Meeting, including the printing and mailing of this Proxy Statement. We may request persons, and reimburse them for their expenses with respect thereto, who hold stock in their name or custody or in the names of nominees for others to forward copies of such materials to those persons for whom they hold Common Stock (as defined below) and to request authority for the execution of the proxies. In addition, some of our officers, directors and employees, without additional compensation, may solicit proxies on behalf of the Board of Directors personally or by mail, telephone or facsimile.

VOTING SECURITIES, VOTING AND PROXIES

Record Date

Only stockholders of record of our common stock, $.001 par value (the “Common Stock”), as of the close of business on September 24, 2010 (the “Record Date”) are entitled to notice and to vote at the Meeting and any adjournment or adjournments thereof.

Voting Stock

As of the Record Date, there were 18,100,000 shares of Common Stock outstanding. Each holder of Common Stock on the Record Date is entitled to one vote for each share then held on the matter to be voted at the Meeting. No other class of voting securities was then outstanding.

Quorum

The presence at the Meeting of a majority of the outstanding shares of Common Stock as of the Record Date, in person or by proxy, is required for a quorum. Should you submit a proxy, even though you abstain as to the proposal, or you are present in person at the Meeting, your shares shall be counted for the purpose of determining if a quorum is present.

Broker “non-votes” are included for the purposes of determining whether a quorum of shares is present at the Meeting. A broker “non-vote” occurs when a nominee holder, such as a brokerage firm, bank or trust company, holding shares of record for a beneficial owner, does not vote on a particular proposal because the nominee holder does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

Voting

The election of directors requires the approval of a plurality of the votes cast at the Meeting. For purposes of the proposal, abstentions and broker “non-votes” will have no effect on the outcome.

The adoption of the Company’s 2010 Omnibus Long-Term Incentive Plan requires the approval of a majority of the outstanding shares of the Company’s Common Stock entitled to vote at the Meeting.

If you are the beneficial owner, but not the registered holder of shares of Common Stock, you cannot directly vote those shares at the Meeting. You must provide voting instructions to your nominee holder, such as your brokerage firm or bank.

If you wish to vote in person at the Meeting but you are not the record holder, you must obtain from your record holder a “legal proxy” issued in your name and bring it to the Meeting.

At the Meeting, ballots will be distributed with respect to the proposal to each stockholder (or the stockholder’s proxy if not the management proxy holders) who is present and did not deliver a proxy to the management proxy holders or another person. The ballots shall then be tallied, one vote for each share owned of record, the votes being in three categories: “FOR,” “AGAINST” or “ABSTAIN.”

Proxies

The form of proxy solicited by the Board of Directors affords you the ability to specify a choice among approval of, disapproval of, or abstention with respect to, the matters to be acted upon at the Meeting. Shares represented by the proxy will be voted and, where the solicited stockholder indicates a choice with respect to the matter to be acted upon, the shares will be voted as specified. If no choice is given, a properly executed proxy will be voted in favor of the proposal.

Revocability of Proxies

Even if you execute a proxy, you retain the right to revoke it and change your vote by notifying us at any time before your proxy is voted. Such revocation may be affected by execution of a later dated proxy, or by a written notice of revocation, sent to the attention of the Chief Executive Officer at the address of our principal office set forth above in the Notice to this Proxy Statement or your attendance and voting at the Meeting. Unless so revoked, the shares represented by the proxies, if received in time, will be voted in accordance with the directions given therein.

You are requested, regardless of the number of shares you own or your intention to attend the Meeting, to sign the proxy and return it promptly in the enclosed envelope.

Interest of Officers and Directors in Matters to Be Acted Upon

None of the officers or directors has any interest in the matters to be acted upon.

Dissenters’ Rights of Appraisal

Under the Nevada Revised Statutes and the Company’s Articles of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Meeting.

PROPOSAL ONE

ELECTION OF DIRECTORS

China Auto’s Board is currently comprised of seven members.  Vacancies on the Board may be filled by (a) a vote of a majority of the remaining directors, although less than a quorum is present, (b) the prior action of the directors, or (c) the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote generally in the election of directors.  A director elected by the Board to fill a vacancy shall serve for the remainder of the term of that director and until the director’s successor is elected and qualified.  This includes vacancies created by an increase in the number of directors.

The Board has recommended for election Tong Shiping, Cheng Weihong, Yang Bin, Howard S. Barth, Gao Yang, Qu Zhong and Kong Xiaoyan.  If elected at the annual meeting, these directors would serve until the end of their respective terms and until their successors are elected and qualified, or until their earlier death, resignation or removal.

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Tong Shiping, Cheng Weihong, Yang Bin, Howard S. Barth, Gao Yang, Qu Zhong and Kong Xiaoyan. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Each of Tong Shiping, Cheng Weihong, Yang Bin, Howard S. Barth, Gao Yang, Qu Zhong and Kong Xiaoyan has agreed to serve if elected, and we have no reason to believe that they will be unable to serve.

Our directors and nominees, their ages, positions with China Auto Logistics Inc., the dates of their initial election or appointment as director are as follows:

Name	Position With the Company	Age	Director Since
Tong Shiping	Chief Executive Officer, President and Chairman of the Board	50	2008
Cheng Weihong	Secretary, Senior Vice President (Head of Human Resources and General Administration) and Director	48	2008
Yang Bin	Senior Vice President (General Manager, Head of Sales) and Director	38	2008
Howard S. Barth(1)	Director	58	2008
Gao Yang(1)(2)(3)	Director	37	2008
Qu Zhong(2)(3)	Director	48	2008
Kong Xiaoyan(1)(2)(3)	Director	43	2008
___________________
(1)	Member of Audit Committee
(2)	Member of Compensation Committee
(3)	Member of Nominating and Corporate Governance Committee

Tong Shiping, a member of the Board since 2008, has also served as President and Chief Executive Officer of the Company since 1995, when the Company’s wholly owned operating subsidiary Tianjin Seashore New District Shisheng Business Trading Group Co. Ltd. (formerly Tianjin Shisheng Investment Group Co. Ltd.) (“Shisheng”) was founded.  He earned his Bachelor degree in computer science from the China Air Force Engineering University.  Mr. Tong is also a director of the Tianjin Car Logistics Association. The Board believes that Mr. Tong has the experience, qualifications, attributes and skills necessary to serve on the Board because of his over 16 years of experience in the China auto industry, his having provided leadership and strategic direction to the Company as its founder, and his unparalleled understanding of the Company’s operations and products.

Cheng Weihong, a member of the Board since 2008, has served as Secretary and Senior Vice President (Head of Human Resources and General Administration) of the Company since 1995.  She earned her Bachelor degree from Shijazhuang Military Medical University.  Ms. Cheng is also a co-founder of Shisheng and has served as the Chairwoman of Shisheng since 1995. The Board believes that Mr. Cheng has the experience, qualifications, attributes and skills necessary to serve on the Board because of her over 17 years of experience in the China auto industry as Secretary and Senior VP of the Company.

Yang Bin, a member of the Board since 2008, has also served as the Senior Vice President (General Manager, Head of Sales) since 2003, when he joined Shisheng.  He earned his Bachelor degree from Foreign Trade Nankai University and an Executive M.B.A. from Tsing Hua University.  Prior to joining Shisheng, Mr. Yang served as the general manager of Tianjin Yingzhijie Car Trading Corp. from 1999 to 2003.  Mr. Yang also serves with the Expert Division of the China Association of Imported Automobiles.  The Board believes that Mr. Yang has the experience, qualifications, attributes and skills necessary to serve on the Board because of his extensive executive leadership and management experience as Senior VP of the Company.

Howard S. Barth, a member of the Board since 2008, has operated his own public accounting firm in Toronto, Canada since 1985, and has over 26 years of experience as a certified accountant.  He is currently a director and chairman of the Audit Committees of New Oriental Energy & Chemical Corp. (a NASDAQ-listed company). Guanwei Recycling Corp. (a NASDAQ-listed company) and Orsus Xelent Technologies, Inc. (an AMEX-listed company).  He has served as a director of Yukon Gold Corporation, Inc. (dual listed on OTCBB and TSX) since May 2005 (and served previously as chairman of its Audit Committee until May 2008) and was its chief executive officer and president in 2006.  He was also a member of the Board of Directors and chairman of the Audit Committee until June 2009 for Nuinsco Resources Limited (a TSX listed exploration company).  He was also a director for Uranium Hunter Corporation (an OTC BB company).  He is a member of the Canadian Institute of Chartered Accountants and the Ontario Institute of Chartered Accountants. He earned his B.A. and M.B.A. at York University.  The Board believes that Mr. Barth has the experience, qualifications, attributes and skills necessary to serve on the Board because of his extensive experience and financial expertise in public companies.

Gao Yang, a member of the Board since 2008, worked for the Bank of China from 1994-2002 and was responsible for its institution monetary credit business.  Since 2002, he has served as the Institution Sales Manager at the Tianjin Branch of Shanghai Pudong Development Bank.  Mr. Gao has rich experience in evaluating and controlling credit risk, as well as experience in investment, M&A and re-organizations.  He received a bachelor’s degree in Economics from Tianjin University of Finance and Economics.  The Board believes that Mr. Gao has the experience, qualifications, attributes and skills necessary to serve on the Board because of his extensive experience and financial expertise in the financial services industry.

Qu Zhong, a member of the Board since 2008, joined Tianjin Jinma Property Development Corp. in 1992 as assistant manager and was later promoted to vice General Manager.  Since 1995, Ms. Qu has served as the sales manager for Tianjin Guotai Anju Property Development and Management Corp.  Ms. Qu received her bachelor’s degree in Engineering from Xi’An Telecommunication Engineering University, and in 2004, she received an Executive MBA from Tianjin University of Finance and Economics.  The Board believes that Ms Qu has the experience, qualifications, attributes and skills necessary to serve on the Board because of her extensive executive leadership and management experience.

Kong Xiaoyan, a member of the Board since 2008, started her career in 1993 with the Tianjin Foreign Trade Law Firm, practicing foreign economic law.  She worked as a China Legal Consular for Livasari & Co. from 1997-1999. From 1999-2004, she worked for Jiade Attorneys of Law as partner and senior partner.  Since May 2004, she has practiced with Tianjin Jiade Hengshi Attorneys of Law as senior partner.  Ms. Kong received her master’s degree in Law at Zhongshan University.  The Board believes that Mr. Kong has the experience, qualifications, attributes and skills necessary to serve on the Board because of his extensive experience and governance expertise

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH
OF TONG SHIPING, CHENG WEIHONG, YANG BIN, HOWARD S. BARTH, GAO YANG, QU ZHONG
AND KONG XIAOYAN.

PROPOSAL TWO

APPROVAL AND ADOPTION OF THE CHINA AUTO LOGISTICS INC. 2010 OMNIBUS LONG-TERM INCENTIVE PLAN

On October 12, 2010, the Company’s Board approved and adopted the China Auto Logistics Inc. 2010 Omnibus Long-Term Incentive Plan (the “Plan”), and authorized us to issue up to 2,172,000 shares of our Common Stock under the Plan, subject to adjustment to take account of stock dividends, stock splits, recapitalizations and similar corporate events.  The Plan became effective when it was approved by our Board, subject to approval by our stockholders.  The principal features of the Plan are described below.

The Board believes it is important to adopt the Plan in order to provide a mechanism to grant stock options and other stock awards to directors, employees and consultants as an incentive and to tie their interests closer to those of our stockholders. In addition, the Board believes it is important to have reserved a sufficient number of shares to support stock option grants and awards for the foreseeable future.

Following is a summary of the material provisions of the Plan. The summary does not purport to be a complete statement of the Plan, and while references are made to the full text of the Plan, the full Plan is attached for your review hereto as Exhibit A. All capitalized terms not defined herein shall have the same meaning ascribed to them within the Plan.

Summary of the Plan

Purpose

The Plan is intended to enhance the Company’s and its Affiliates’ ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

Administration of the Plan

The Plan will be administered by the Board, or at the Board’s discretion, the Compensation Committee, such other committee as determined by the Board of Directors, or a subcommittee consisting solely of non-employee, outside directors (the “Committee”), as is consistent with the Company’s Articles of Incorporation or Bylaws and applicable law.  The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan. The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive.

Eligibility

Awards may be granted to any employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate, as the Committee shall determine and designate from time to time in its discretion.

Awards

The Committee, in its sole discretion, designates who is eligible to receive awards, determines the form of each award, determines the number of shares of stock subject to each award, establishes the exercise price of each award and such other terms and conditions applicable to the award as the Committee deems appropriate.

The types of awards the Committee will be able to grant will be:

•
Stock Options. A stock option entitles the holder to purchase shares of our Common Stock for a price that is determined when the stock option is granted, which may not be less than 100% of the fair market value of our Common Stock on the date of grant. Stock options may be either incentive or non-incentive.  Options may be wholly or partly exercisable when they are granted, or they may become exercisable in whole or in installments at a subsequent date or dates, as established by the Committee when granting the award. A stock option may require that the exercise price be paid in cash or may permit it to be paid in whole or in part with shares of our Common Stock (either previously owned shares or shares issuable upon exercise of the stock option) valued at their fair market value on the date the stock option is exercised. The Committee will specify the term of each stock option when it is granted, but the term may not exceed ten years.

•
Stock Appreciation Rights (SARs).  An SAR allows the holder, upon exercise, to receive the excess of the fair market value of one share of Common Stock of the Company on the date of exercise over the grant price of the SAR. The Committee shall determine the circumstances under which an SAR may be exercised, the month of exercise and method of settlement. SARs may be awarded independently or in tandem with other awards.

•
Restricted Stock. Restricted stock is shares of Common Stock that are issued to a participant (and of which the participant becomes the owner), which are subject to such restrictions as to transferability and risk of forfeiture as imposed by the Committee.  The restrictions may lapse separately under such circumstances such as achievement of performance goals and/or future service requirements.  Except to the extent restricted under the terms of the Plan, any grantee of shares of restricted stock under the Plan are entitled to vote them and receive dividends and distributions with regard to them even before they vest. Shares of restricted stock may not be transferred or pledged until they vest, except with the approval of the Committee, and then only if the person to whom they are transferred agrees to abide by the forfeiture provisions.

•	Restricted Stock Units (RSUs). An RSU is a right to receive stock, cash, or a combination thereof at the end of a specified deferral period as determined by the Committee.

•
Unrestricted Stock.  Unrestricted stock is freely tradable stock that does not contain a restrictive legend.  The unrestricted stock granted pursuant to the Plan will be registered on a Registration Statement on Form S-8.

•	Cash Awards.

The Committee is also authorized to grant stock as a bonus or to grant stock in lieu of obligations to pay cash under the Plan or under other compensatory arrangements.

The Company has no current plans, proposals or arrangements, written or otherwise, to grant any specific awards under the Plan.

The Board of the Company may amend or terminate the Plan at any time, except that any amendment or alteration to the Plan shall be contingent on the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange, provided that, without the consent of an affected participant, no such Board action may materially and adversely affect the rights of such participant under any previously granted and outstanding award.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE
CHINA AUTO LOGISTICS INC. 2010 OMNIBUS LONG-TERM INCENTIVE PLAN

PROPOSAL THREE

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee of the Board has appointed the MarcumStonefield division of Marcum LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2010.

On October 1, 2010, the Company was informed by its independent registered public accounting firm, Stonefield Josephson, Inc. that it has combined its practice with Marcum LLP (the "Merger") and began practicing as "MarcumStonefield, a division of Marcum LLP" ("MarcumStonefield") effective as of October 1, 2010.  As a result of the Merger, MarcumStonefield, as the successor auditor, became the Company's independent registered public accounting firm.  The engagement of MarcumStonefield was approved by the Audit Committee of the Company's Board of Directors on October 5, 2010.  Services provided to the Company by our prior independent registered public accountants in fiscal 2009 are described under “Audit-Related Matters—Auditor Fees and Services,” below.

We are asking our stockholders to ratify the selection of MarcumStonefield as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of MarcumStonefield to our stockholders for ratification as a matter of good corporate practice.

The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval. Abstentions will be counted as represented and entitled to vote and will therefore have the effect of a negative vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF MARCUMSTONEFIELD AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2010

In the event stockholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee and the Board. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

CORPORATE GOVERNANCE

BOARD OF DIRECTORS

Meetings and Certain Committees of the Board

The Board held 8 meetings during 2009.  An Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee were established in December of 2008.  In fiscal year 2009, the Audit Committee held 4 meetings, the Compensation Committee held 1 meeting, and the Nominating and Corporate Governance Committee held 1 meeting.  Each Director attended, either in person or telephonically, at least 75% of the aggregate Board of Directors meetings and meetings of committees on which he or she served during his or her tenure as a director or committee member.

Board Committees

Audit Committee

The Audit Committee is currently comprised of Howard S. Barth (Chair), Gao Yang and Kong Xiaoyan, each of whom are “independent” as independence is currently defined in applicable Securities and Exchange Commission’s (the “SEC”) rules.  The Board has determined that Howard S. Barth qualifies as an “Audit Committee financial expert,” as defined in applicable SEC rules implementing Section 407 of the Sarbanes-Oxley Act of 2002. The Board made a qualitative assessment of Mr. Barth’s level of knowledge and experience based on a number of factors, including his formal education and experience.

The Audit Committee is responsible for overseeing the Company’s corporate accounting, financial reporting practices, audits of financial statements and the quality and integrity of the Company’s financial statements and reports. In addition, the Audit Committee oversees the qualifications, independence and performance of the Company’s independent auditors. In furtherance of these responsibilities, the Audit Committee’s duties include the following: evaluating the performance of and assessing the qualifications of the independent auditors; determining and approving the engagement of the independent auditors to perform audit, reviewing and attesting to services and performing any proposed permissible non-audit services; evaluating employment by the Company of individuals formerly employed by the independent auditors and engaged on the Company’s account and any conflicts or disagreements between the independent auditors and management regarding financial reporting, accounting practices or policies; discussing with management and the independent auditors the results of the annual audit; reviewing the financial statements proposed to be included in the Company’s annual report on Form 10-K; discussing with management and the independent auditors the results of the auditors’ review of the Company’s quarterly financial statements; conferring with management and the independent auditors regarding the scope, adequacy and effectiveness of internal auditing and financial reporting controls and procedures; and establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting control and auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee operates under the written Audit Committee Charter adopted by the Board in December of 2007, a copy of which may be obtained by writing the Secretary of the Company at No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ, Tianjin Province, The People’s Republic of China 300461.

Compensation Committee

The Compensation Committee is currently comprised of the following Directors of the Company: Kong Xiaoyan (Chair), Qu Zhong and Gao Yang, each of whom is “independent” as defined by the applicable SEC rules. The Compensation Committee reviews and, as it deems appropriate, recommends to the Board’s policies, practices and procedures relating to the compensation of the officers and other managerial employees and the establishment and administration of employee benefit plans. It advises and consults with the officers of the Company as may be requested regarding managerial personnel policies. The Compensation Committee also has such additional powers as may be conferred upon it from time to time by the Board. The Compensation Committee operates under the written Compensation Committee Charter adopted by the Board in December of 2008, a copy of which may be obtained by writing the Secretary of the Company at No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ, Tianjin Province, The People’s Republic of China 300461.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee (the “Nominating Committee”) is responsible for preparing a list of candidates to fill the expiring terms of directors serving on our Board. The Nominating Committee submits the list of candidates to the Board who determines which candidates will be nominated to serve on the Board. The names of nominees are then submitted for election at our Annual Meeting of Stockholders. The Nominating Committee also submits to the entire Board a list of nominees to fill any interim vacancies on the Board resulting from the departure of a member of the Board for any reason prior to the expiration of his term. In recommending nominees to the Board, the Nominating Committee keeps in mind the functions of this body. The Nominating Committee considers various criteria, including general business experience, general financial experience, knowledge of the Company’s industry (including past industry experience), education, and demonstrated character and judgment. The Nominating Committee will consider director nominees recommended by a stockholder if the stockholder mails timely notice to the Secretary of the Company at its principal offices, which notice includes (i) the name, age and business address of such nominee, (ii) the principal occupation of such nominee, (iii) a brief statement as to such nominee’s qualifications, (iv) a statement that such nominee consents to his or her nomination and will serve as a director if elected, (v) whether such nominee meets the definition of an “independent” director under the applicable SEC rules and (vi) the name, address, class and number of shares of capital stock of the Company held by the nominating stockholder. Any person nominated by a stockholder for election to the Board will be evaluated based on the same criteria as all other nominees. The Nominating Committee also oversees our adherence to our corporate governance standards.  Although not part of any formal policy, the goal of the Nominating Committee is a balanced and diverse Board, with members whose skills, viewpoint, background and experience complement each other and, together, contribute to the Board’s effectiveness as a whole. The members of the Nominating Committee are Gao Yang (Chair), Kong Xiaoyan and Qu Zhong, each of whom is “independent” as defined by the Company Guide of the American Stock Exchange.  The Nominating Committee operates under the written Nominating Committee Charter adopted by the Board in December of 2008, a copy of which may be obtained by writing the Secretary of the Company at No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ, Tianjin Province, The People’s Republic of China 300461.

During the fiscal year ended December 31, 2009, there were no changes to the procedures by which holders of our common stock may recommend nominees to the Board.

Board Leadership Structure and Risk Oversight

Our Chairman of the Board is also our Chief Executive Officer and President. We believe that by having this combined position, our Chief Executive Officer Chairman serves as a bridge between management and the Board, ensuring that both act with a common purpose.  In addition, we believe that the combined position facilitates our focus on both long- and short- term strategies.  Further, we believe that the advantages of having a Chief Executive Officer Chairman with extensive knowledge of our company, as opposed to a relatively less informed independent Chairman, outweigh potential disadvantages.  Additionally, of our seven current Board members, four have been deemed to be independent by our Board. Accordingly, we believe that our majority of independent directors provides sufficient independent oversight of our management.  We do not have a lead independent director.

We administer our risk oversight function through our Audit Committee as well as through our Board of Directors as a whole. Our Audit Committee is empowered to appoint and oversee our independent registered public accounting firm, monitor the integrity of our financial reporting processes and systems of internal controls and provide an avenue of communication among our independent auditors, management, our internal auditing department and our Board of Directors.

Director Nominations and Independence

The nomination process involves a careful examination of the performance and qualifications of each incumbent director and potential nominees before deciding whether such person should be nominated. The Board believes that the business experience of its directors has been, and continues to be, critical to the Company’s success. Directors should possess integrity, independence, energy, forthrightness, analytical skills and commitment to devote the necessary time and attention to the Company’s affairs. Directors must possess a willingness to challenge and stimulate management and the ability to work as part of a team in an environment of trust.

The Board will generally consider all relevant factors, including, among others, each nominee’s applicable expertise and demonstrated excellence in his or her field, the usefulness of such expertise to the Company, the availability of the nominee to devote sufficient time and attention to the affairs of the Company, the nominee’s reputation for personal integrity and ethics, and the nominee’s ability to exercise sound business judgment. Other relevant factors, including age and diversity of skills, will also be considered. Director nominees are reviewed in the context of the existing membership of the Board (including the qualities and skills of the existing directors), the operating requirements of the Company and the long-term interests of its stockholders. Although not part of any formal policy, the goal is a balanced and diverse Board, with members whose skills, viewpoint, background and experience complement each other and, together, contribute to the Board’s effectiveness as a whole. The Board uses its network of contacts when compiling a list of potential director candidates and may also engage outside consultants (such as professional search firms).

In addition, the Board reviews each nominee’s relationship with the Company in order to determine whether the nominee can be designated as independent. All members of the Company’s Board, excluding Tong Shiping, Cheng Weihong and Yang Bin, are independent directors of the Company, and as such, they satisfy the definition of independence in accordance with SEC rules and NASDAQ listing standards.

Stockholder Communications

The Board welcomes communications from our stockholders, and maintains a process for stockholders to communicate with the Board. Stockholders who wish to communicate with the Board may send a letter to Tong Shiping at No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ, Tianjin Province, The People’s Republic of China 300461.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication.” All such letters should identify the author as a security holder. All such letters will be reviewed by Mr. Tong and submitted to the entire Board no later than the next regularly scheduled Board meeting.

Annual Meetings

We have no policy with respect to director attendance at annual meetings.

Compensation of Directors

The Company did not provide any compensation to its directors in the fiscal year ended December 31, 2009.  The Company may establish certain compensation plans (e.g. options, cash for attending meetings, etc.) with respect to directors in the future.

Retirement, Post-Termination and Change in Control

We have no retirement, pension, or profit-sharing programs for the benefit of directors, officers or other employees, nor do we have post-termination or change in control arrangements with directors, officers or other employees, but our Board may recommend adoption of one or more such programs in the future.

EXECUTIVE OFFICERS

General

Certain information concerning our executive officers as of the date of this proxy statement is set forth below. Officers are elected annually by the Board and serve at the discretion of the Board.

Name	Position With Our Company	Age	Officer Since
Tong Shiping	Chief Executive Officer, President and Chairman of the Board	50	1995
Li Yangqian	Chief Operation Officer and Vice President	44	2003
Wang Xinwei	Chief Financial Officer, Treasurer and Vice President	53	2001
Cheng, Weihong	Secretary, Senior Vice President (Head of Human Resources and General Administration) and Director	48	1995
Yang Bin	Senior Vice President (General Manager, Head of Sales) and Director	38	2003

Li Yangqian has served as Vice President and Chief Operating Officer of the Company since 2003.  He earned his Master degree in engineering from Tianjin University.  From 2001 to 2003, Mr. Li served as the regional manager for Tianjin OTIS Elevator.  Mr. Li is also the deputy chairman of the China Automobile Dealers Association – Marketing Division. The Board believes that Mr. Li has the experience, qualifications, attributes and skills necessary to serve on the Board because of his extensive executive leadership and management experience as COO and VP of the Company.

Wang Xinwei has served as the Chief Financial Officer, Treasurer and Vice President of the Company since joining Shisheng in 2001.  She earned her Bachelor degree in industry accounting from Tianjin Radio and TV University.  Ms. Wang is a qualified Chinese certified public accountant.  The Board believes that Ms Wang has the experience, qualifications, attributes and skills necessary to serve on the Board because of her extensive executive leadership and financial expertise as CFO, Treasurer and VP of the Company.

Certain Relationships and Related Transactions.

Cheng Weihong (the Secretary, Senior Vice President and Chairwoman of Shisheng and wife of China Auto’s President and Chief Executive Officer, Mr. Tong Shiping) made non-interest bearing loans to the Company from time to time to meet working capital needs of the Company. For the years ended December 31, 2009 and 2008, the Company made aggregate borrowings from Cheng Weihong of $9,198 and $73,249,961, respectively, and made aggregate repayments to Cheng Weihong of $0 and $73,562,626, respectively.  As of December 31, 2009 and 2008, the outstanding balances due to Cheng Weihong were $19,391 and $10,188, respectively.

The Company’s shareholder, Sino Peace Limited, paid accrued expenses of $482,367 on behalf of the Company during the year ended December 31, 2009.  The amount of $975,920 was outstanding as due to the shareholder as of December 31, 2009.

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth, as of September 30, 2010, information known to us relating to the beneficial ownership of shares of common stock by each person who is the beneficial owner of more than 5 percent of the outstanding shares of common stock, each director, each executive officer, and all executive officers and directors as a group.

Name and Address of Beneficial Owner*	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned	Position
Bright Praise Enterprises Limited	11,700,000	64.64%	5% owner
Choi Chun Leung Robert**	11,700,000	64.64%	5% owner
Phillip E. Ray*** 4890 Silver Pine Drive Castle Rock, Colorado 80108	1,232,500	6.81%	5% owner
Cheng Weihong	-0-	0%	Secretary and Senior Vice President (Head of Human Resources and General Administration) and Director
Yang Bin	-0-	0%	Senior Vice President (General Manager, Head of Sales) and Director
Howard S. Barth	-0-	0%	Director
Gao Yang	-0-	0%	Director
Qu Zhong	-0-	0%	Director
Kong Xiaoyan	-0-	0%	Director
All Directors and Officers as a Group (10 persons)	-0-	0%
__________________
*	Except where otherwise indicated, the address of the beneficial owner is deemed to be the same address of the Company.
**
Choi Chun Leung Robert is the beneficial owner of 11,700,000 shares of our common stock through his 100% ownership of Bright Praise Enterprises Limited and through his position as the sole director of Bright Praise Enterprises Limited.

***
Phillip E. Ray is the beneficial owner of 1,232,500 shares of our common stock through his direct ownership of 682,500 shares of our common stock and through his positions as the sole officer, director and shareholder of American Business Services, Inc., which owns 250,000 shares of our common stock, and the majority shareholder and sole officer and director of VentureVest Capital Corporation, which owns 300,000 shares of our common stock.

Compensation of Officers

The following table presents a summary of the compensation paid to our executive officers during the fiscal years ended December 31, 2009 and 2008.  Except as listed below, there were no bonuses, other annual compensation, restricted stock awards or stock options/SARs or any other compensation paid to the named executive officers.

Summary Compensation Table

Name and Principal Position	Year Ended December 31,	Salary $	Bonus $	Stock awards $	Option awards $	Nonequity Incentive plan compensation $	Nonqualified deferred compensation earnings $	All other compensation $	Total $
Tong Shiping,	2009	15,886	36,593	-0-	-0-	-0-	-0-	-0-	52,479	(1)
CEO and President	2008	16,373	36,100	-0-	-0-	-0-	-0-	-0-	52,473

Wang Xinwei,	2009	12,373	22,834	-0-	-0-	-0-	-0-	-0-	35,207	(2)
CFO, Treasurer and VP	2008	12,649	22,382	-0-	-0-	0-	-0-	-0-	35,031

Yang Bin, Senior VP	2009	12,434	24,151	-0-	-0-	-0-	-0-	-0-	36,585	(3)
(GM, Head of Sales)	2008	14,485	22,382	-0-	-0-	-0-	-0-	-0-	36,867

Cheng Weihong,	2009	12,352	22,834	-0-	-0-	-0-	-0-	-0-	35,186	(4)
Secretary, Senior VP (Head of HR and Admin)	2008	12,649	22,382	-0-	-0-	-0-	-0-	-0-	35,031

Li Yangqian,	2009	12,373	22,834	-0-	-0-	-0-	-0-	-0-	35,207	(5)
COO and VP	2008	12,649	22,382	-0-	-0-	-0-	-0-	-0-	35,031
__________________
(1)	Mr. Tong Shiping’s total compensation for the fiscal year ending December 31, 2009 is $52,479 (RMB 358,533) (based on the weighted average rate of RMB to U.S. dollars during the year 2009).
(2)	Ms. Wang Xinwei’s total compensation for the fiscal year ending December 31, 2009 is $35,207 (RMB 240,533) (based on the weighted average rate of RMB to U.S. dollars during the year 2009).
(3)	Mr. Yang Bin’s total compensation for the fiscal year ending December 31, 2009 is $36,585 (RMB 249,949) (based on the weighted average rate of RMB to U.S. dollars during the year 2009).
(4)	Ms. Cheng Weihong’s total compensation for the fiscal year ending December 31, 2009 is $35,186 (RMB 240,391) (based on the weighted average rate of RMB to U.S. dollars during the year 2009).
(5)	Ms. Li Yangqian total compensation for the fiscal year ending December 31, 2009 is $35,207 (RMB 240,533) (based on the weighted average rate of RMB to U.S. dollars during the year 2009).

Compensation Discussion and Analysis

The Company’s compensation program is designed to provide our executive officers with competitive remuneration and to reward their efforts and contributions to the Company.  Elements of compensation for our executive officers include base salary and cash bonuses.

Before we set the base salary for our executive officers each year, we research the market compensation in Tianjin for executives in similar positions with similar qualifications and relevant experience, and add a 10%-15% premium as an incentive to attract high-level employees.  Company performance does not play a significant role in the determination of base salary.

Cash bonuses may also be awarded to our executives on a discretionary basis at any time.  Cash bonuses are also awarded to executive officers upon the achievement of specified performance targets, including annual revenue targets for the Company.

Compensation Committee Report

The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's 2010 Proxy Statement.

Compensation Committee
Kong Xiaoyan
Qu Zhong
Gao Yang

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During the last fiscal year, none of the Company’s executive officers served on the Board of Directors or compensation committee of any other entity whose executive officers served either the Company’s Board or Compensation Committee.

Employment Agreements

Each of the executive officers of the Company have entered into standard employment contracts with Shisheng.  The contracts have one-year terms and are otherwise consistent with the standard form prescribed by the Tianjin Labor and Social Security Administration.  None of the employment contracts provide for annual total compensation payments in excess of $100,000.  The amounts listed in the table above were paid by Shisheng.  We have no stock option, retirement, pension or profit-sharing programs for the benefit of directors, officers or other employees, but our Board may recommend adoption of one or more such programs in the future.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2009, the Company did not have any “Grants of Plan-Based Awards”, “Outstanding Equity Awards”, “Option Exercises and Stock Vested”, “Pension Benefits”, “Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans”, or “Potential Payments Upon Termination or Change in Control” to report.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors, executive officers and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Directors, officers and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, with respect to the fiscal year ended December 31, 2009, the officers, directors and beneficial owners of more than 10% of our common stock have filed their initial statements of ownership on Form 3 on a timely basis, and the officers, directors and beneficial owners of more than 10% of our common stock have also filed the required Forms 4 or 5 on a timely basis.

Arrangements or Understandings

There was no arrangement or understanding between any of our directors and any other person pursuant to which any director was to be selected as a director.

Involvement in Certain Legal Proceedings

During the past ten (10) years, none of the directors or executive officers has been involved in any legal proceedings that are material to the evaluation of their ability or integrity.

Family Relationships

Ms. Cheng Weihong, our Secretary, Senior Vice President (Head of Human Resources and General Administration) and a director nominee, is the wife of Mr. Tong Shiping, our President and Chief Executive Officer.

AUDIT-RELATED MATTERS – AUDITOR FEES AND SERVICES

Audit Fees

During the fiscal year ended December 31, 2009 and 2008, the fees for Stonefield Josephson, Inc. were $195,000 and $28,000, respectively.  During the period beginning January 1, 2008 through November 23, 2008, the fees for our former principal accountant were $5,500.

Audit-Related Fees

During the fiscal years ended December 31, 2009 and December 31, 2008, our principal accountants did not render assurance and related services reasonably related to the performance of the audit or review of financial statements.

Tax Fees

During the fiscal year ended December 31, 2009 and December 31, 2008, our principal accountant did not render services to us for tax compliance, tax advice and tax planning.

All Other Fees

During the fiscal years ended December 31, 2009 and December 31, 2008, there were no fees billed for products and services provided by the principal accountants other than those set forth above.

The Audit Committee has reviewed the above fees for non-audit services and believes such fees are compatible with the independent registered public accountants’ independence.

Representatives of the principal accountants for the current year and for the most recently completed fiscal year:

a.  are not expected to be present at the Meeting;

b.  will have the opportunity to make a statement if they desire to do so; and

c.  are not expected to be available to respond to appropriate questions.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The policy of the Audit Committee, and the Board acting as a whole prior to the establishment of the Audit Committee, is to pre-approve all audit and non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax fees, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. The Audit Committee, and the Board acting as a whole prior to the establishment of the Audit Committee, has delegated pre-approval authority to certain committee members when expedition of services is necessary. The independent accountants and management are required to periodically report to the full Audit Committee, and the Board acting as a whole prior to the establishment of the Audit Committee, regarding the extent of services provided by the independent accountants in accordance with this pre-approval delegation, and the fees for the services performed to date. None of the fees paid to the independent accountants during fiscal years ended December 31, 2009 and 2008, under the categories Audit-Related and All Other fees described above were approved by the Audit Committee, and the Board acting as a whole prior to the establishment of the Audit Committee, after services were rendered pursuant to the de minimis exception established by the SEC.

Audit Committee Report

The Audit Committee has reviewed and discussed the audited financial statements with our management. The Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the independent auditors' independence. Additionally, the Audit Committee has reviewed fees charged by the independent auditors and has monitored whether the non-audit services provided by its independent auditors are compatible with maintaining the independence of such auditors. Based upon its reviews and discussions, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 for filing with the SEC and the Board approved that recommendation.

Audit Committee:
Howard S. Barth
Gao Yang
Kong Xiaoyan

OTHER INFORMATION

Delivery of Documents to Stockholders Sharing an Address

Only one Proxy Statement is being delivered to two or more security holders who share an address, unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct the Company, by writing to us at No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ, Tianjin Province, The People’s Republic of China 300461 or calling (86-22) 2576-2771.

Submission of Stockholder Proposals

If you wish to have a proposal included in our proxy statement and form of proxy for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by us at our principal executive offices on or before June 17, 2011. A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

Other Matters

As of the date of this Proxy Statement, the Board has no knowledge of any business which will be presented for consideration at the Meeting other than the Election of the Directors and the ratification of MarcumStonefield.  Should any other matter be properly presented, it is intended that the enclosed proxy will be voted in accordance with the best judgment of the persons voting the proxies.

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The public may read and copy any materials that we have filed with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains the reports, proxy and information statements and other information regarding China Auto that we have filed electronically with the SEC. The address of the SEC’s Internet site is http://www.sec.gov.

Annual Report

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, which has been filed with the SEC pursuant to the Securities Exchange Act of 1934, is being mailed to you along with this Proxy Statement. Additional copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to China Auto Logistics Inc., at No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ, Tianjin Province, The People’s Republic of China 300461, or on the SEC’s Internet website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Tong Shiping
Tong Shiping
Chief Executive Officer, President and Chairman of the Board
October 15, 2010

PROXY

CHINA AUTO LOGISTICS INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 18, 2010

The stockholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Tong Shiping and Wang Xinwei, individually or either of them as proxies, with full power of substitution, and hereby authorize(s) them to represent and vote all shares of Common Stock of the Company which the stockholder(s) would be entitled to vote on all matters which may come before the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, at the offices of K&L Gates LLP, 599 Lexington Avenue, New York, New York 10022.

This proxy will be voted in accordance with the instructions indicated on the reverse side of this card. If no instructions are given, this proxy will be voted FOR the proposals and in the proxies’ discretion upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

(To Be Signed on Reverse Side.)

Please date, sign and mail your proxy card in the
envelope provided as soon as possible.

FOR THE MATTER SET FORTH BELOW, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS. Tong Shiping, Cheng Weihong, Yang Bin, Howard S. Barth, Gao Yang, Qu Zhong and Kong Xiaoyan
☐ FOR all nominees, listed above (except as specified below). ☐ WITHHOLD AUTHORITY to vote for all nominees listed above.

2.	TO APPROVE AND ADOPT THE CHINA AUTO LOGISTICS INC. 2010 OMNIBUS LONG-TERM INCENTIVE PLAN.
☐ FOR adoption of the 2010 Omnibus Long-Term Incentive Plan. ☐ AGAINST adoption of the 2010 Omnibus Long-Term Incentive Plan. ☐ ABSTAIN.

3.	RATIFICATION OF MARCUMSTONEFIELD AS INDEPENDENT AUDITOR FOR CHINA AUTO LOGISTICS INC. FOR THE YEAR 2010.
☐ FOR ratification of the independent auditor. ☐ AGAINST ratification of independent auditor. ☐ ABSTAIN.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NAME(S)
OF THE NOMINEE(S) IN THE SPACE PROVIDED BELOW:

Signature of Stockholder:

Date:

Signature of Stockholder:

Date:

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

CHINA AUTO LOGISTICS INC.
No. 87 No. 8 Coastal Way, Floor 2, Construction Bank, FTZ
Tianjin Province, The People’s Republic of China 300461

**Important Notice Regarding the Availability of Proxy Materials**

for the

2010 Annual Meeting of Stockholders

to Be Held on

November 18, 2010

The proxy statement and annual report on Form 10-K are available at https:/www.proxyvote.com/

Meeting Information		How to Vote

Date:	November 18, 2010
To vote, simply complete and mail the proxy card or follow the instructions included with the proxy materials to vote by telephone or Internet.  Alternatively, you may elect to vote in person at the annual meeting.  You will be given a ballot when you arrive.

Time:	9:00 a. m. (EST)
Location:	K&L Gates LLP
599 Lexington Avenue
New York, New York 10022

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of seven directors for a term of one year or until the next annual meeting of stockholders

Nominees:	Tong Shiping
Cheng Weihong
Yang Bin
Howard S. Barth
Gao Yang
Qu Zhong
Kong Xiaoyan

2.	To approve and adopt the China Auto Logistics Inc. 2010 Omnibus Long-Term Incentive Plan

3.	Ratification of Audit Committee’s appointment of MarcumStonefield as the Company’s independent registered public accountants for fiscal year 2010

EXHIBIT A

CHINA AUTO LOGISTICS INC.
2010 OMNIBUS LONG-TERM INCENTIVE PLAN

China Auto Logistics Inc., a Nevada corporation (the “Company”), sets forth herein the terms of its 2010 Omnibus Long-Term Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, directors, key employees and other persons, and to motivate such officers, directors, key employees and other persons to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.           “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2.           “Annual Incentive Award” means an Award made subject to attainment of performance goals (as described in Section 13) over a performance period of a duration as specified by the Committee.

2.3.           “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Unrestricted Stock, or cash award under the Plan.

2.4.            “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company to a Grantee, that evidences and sets out the terms and conditions of an Award.

2.5.            “Board” means the Board of Directors of the Company.

2.6.            “Cause” means, as determined by the Committee and unless otherwise provided in an applicable agreement with the Company or an Affiliate at or before the Grant Date: (i) engaging in any act, omission or misconduct that is injurious to the Company or its Affiliates; (ii) gross negligence or willful misconduct in connection with the performance of duties; (iii) conviction of a criminal offense (other than minor traffic offenses); (iv) fraud, embezzlement or misappropriation of funds or property of the Company or an Affiliate; (v) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreements, if any, between the Service Provider and the Company or an Affiliate; (vi) the entry of an order duly issued by any regulatory agency (including federal, state and local regulatory agencies and self-regulatory bodies) having jurisdiction over the Company or an Affiliate requiring the removal from any office held by the Service Provider with the Company or prohibiting a Service Provider from participating in the business or affairs of the Company or any Affiliate; or (vii) the revocation or threatened revocation of any of the Company’s or an Affiliate’s  government licenses, permits or approvals, which is primarily due to the Service Provider’s action or inaction and such revocation or threatened revocation would be alleviated or mitigated in any material respect by the termination of the Service Provider’s Services.

2.7.           “Change in Control” shall have the meaning set forth in Section 15.2.

2.8.           “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.9.           “Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board.  The Compensation Committee of the Board may, in its discretion, designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee) or to cause the Committee to (i) consist solely of persons who are “Nonemployee Directors” as defined in Rule 16b-3 issued under the Exchange Act, (ii) consist solely of persons who are Outside Directors, or (iii) satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.

2.10.         “Company” means China Auto Logistics Inc., a Nevada corporation, or any successor corporation.

2.11.         “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.001 per share.

2.12.         “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code, as qualified by Section 13.4 herein.

2.13.         “Disability” means the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, Disability has the meaning as set forth in Section 22(e)(3) of the Code.

2.14.         “Effective Date” means the date set forth in Section 16.10 herein.

2.15.         “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.16.         “Fair Market Value” of a share of Common Stock as of a particular date shall mean (i) the closing sale price reported for a share of Common Stock on such date on the national securities exchange or national market system on which such stock is principally traded, or if such date is not a trading day, the trading day immediately preceding such date on which a sale was reported, or (ii) if the shares of Common Stock are not then listed on a national securities exchange or national market system, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A).

2.17.         “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.18.         “Grant Date” means, as determined by the Committee, the latest to occur of (i) the date as of which the Committee approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Committee in the Award Agreement.

2.19.         “Grantee” means a person who receives or holds an Award under the Plan.

2.20.         “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.21.         “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.22.         “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.23.         “Option Price” means the exercise price for each share of Stock subject to an Option.

2.24.         “Outside Director” means a member of the Board who is not an officer or employee of the Company or an Affiliate, determined in accordance with the requirements of Section 162(m) of the Code.

2.25.         “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 13) over a performance period of up to ten (10) years.

2.26.         “Plan” means this China Auto Logistics Inc. 2010 Omnibus Long-Term Incentive Plan.

2.27.         “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock or Unrestricted Stock.

2.28.         “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.29.         “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.30.         “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.31.         “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.32.         “Section 409A” shall mean Section 409A of the Code and all formal guidance and regulations promulgated thereunder.

2.33.         “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.34.         “Separation from Service” means a termination of Service by a Service Provider, as determined by the Committee, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.35.         “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.36.         “Service Provider” means an employee, officer or director of the Company or an Affiliate, or a consultant or adviser currently providing services to the Company or an Affiliate.

2.37.         “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.38.         “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.39.         “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

2.40.         “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.41.         “Unrestricted Stock” means an Award pursuant to Section 11 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1.           General.

The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan.  The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Committee shall have full and final authority, subject to the other terms and conditions of the Plan, to:
  (i) designate Grantees;

  (ii) determine the type or types of Awards to be made to a Grantee;

  (iii) determine the number of shares of Stock to be subject to an Award;

  (iv) establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

  (v) prescribe the form of each Award Agreement; and

  (vi) amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR that (i)  causes the Option or SAR to become subject to Section 409A, (ii) reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement Option or SAR with a lower Option Price or SAR Exercise Price or (iii) would be treated as a repricing under the rules of the exchange upon which the Company’s Stock trades, without, with respect to item (i), the Grantee’s written prior approval, and with respect to items (ii) and (iii), without the approval of the stockholders of the Company, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 15.

The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee.  Furthermore, the Company may annul an Award if the Grantee is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable. The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement.

3.2.           Deferral Arrangement.

The Committee may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.3.           No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.4.           Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Stock available for issuance under the Plan shall be 2,172,000. All such shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.  Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.  The maximum number of Common Stock that will be awarded to any one Grantee during any calendar year shall not exceed 50,000.

The Committee may adopt reasonable procedures for making adjustments in accordance with Section 15. If the Option Price of any Option granted under the Plan, or if pursuant to Section 16.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that an Award under the Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the Award, or otherwise terminated without delivery of shares to the Grantee, the shares retained by or returned to the Company will be available under the Plan; and shares that are withheld from such an Award or separately surrendered by the Grantee in payment of any exercise price or taxes relating to such an Award shall be deemed to constitute shares not delivered to the Grantee and will be available under the Plan. In addition, in the case of any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or Affiliate or with which the Company or a Subsidiary or Affiliate combines, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.           Term.

The Plan shall be effective as of the Effective Date and shall terminate on the ten (10) year anniversary of the Effective Date, and may be terminated on any earlier date as provided in Section 5.2.

5.2.           Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. No Awards shall be made after termination of the Plan. No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.           Service Providers and Other Persons.

Subject to this Section 6, Awards may be made to any Service Provider, including any Service Provider who is an officer or director of the Company or of any Affiliate, as the Committee shall determine and designate from time to time in its discretion.

6.2.           Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.           Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.           Option Price.

The Option Price of each Option shall be fixed by the Committee and stated in the related Award Agreement. The Option Price of each Incentive Stock Option shall be at least the Fair Market Value of a share of Stock on the Grant Date; provided, however, that (i) in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date, and (ii) with respect to Awards made in substitution for or in exchange for awards made by an entity acquired by the Company or an Affiliate, the Option Price does not need to be at least the Fair Market Value on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.           Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including without limitation performance requirements) as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number.

8.3.           Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the related Award Agreement (the “Termination Date”); provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five years from its Grant Date.

8.4.           Separation from Service.

Except as otherwise provided in an Award Agreement, if a Grantee’s employment with or service to the Company or Affiliate terminates for any reason other than Cause, (i) Options granted to such Grantee, to the extent that they are exercisable at the time of such termination, shall remain exercisable for a period of not more than 90 days after such termination (one year in the case of termination by reason of death or Disability), on which date they shall expire, and (ii) Options granted to such Grantee, to the extent that they were not exercisable at the time of such termination, shall expire on the date of such termination.  In the event of the termination of a Grantee’s employment or service for Cause, all outstanding Options granted to such Grantee shall expire on the date of such termination.  Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.

8.5.           Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event referred to in Section 15 hereof which results in termination of the Option.

8.6.           Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, on the form specified by the Company.  Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to an Award.  Except as otherwise provided by the Committee, payments hereunder shall be made in accordance with Section 12 of the Plan.

8.7.           Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to such individual.  Except as provided in Section 15 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8.           Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.9.           Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetence, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10.           Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution. Notwithstanding the foregoing, the Committee may also provide that Options may be transferred to persons other than Family Members. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11.           Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000.  This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.             Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Committee. The Award Agreement for an SAR shall specify the SAR Exercise Price, which shall be fixed on the Grant Date.  SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option may have a grant price that is equal to the Option Price.

9.2.             Other Terms.

The Committee shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.             Term of SARs.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed ten years.

9.4.             Payment of SAR Amount.  Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)   the difference between the Fair Market Value of a Share on the date of exercise over the SAR Exercise Price; by

(ii)   the number of Shares with respect to which the SAR is exercised.

SARs may be settled in cash or Stock, as determined by the Committee and set forth in the Award Agreement.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.           Restrictions.

At the time of grant, the Committee may, in its sole discretion, establish a period of time (a “restricted period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 13.1 and 13.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

10.2.           Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.           Rights of Holders of Restricted Stock.

Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Committee may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award.

10.4.           Rights of Holders of Restricted Stock Units.

10.4.1.     Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Committee and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified in Section 16.9.1 for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2.     Voting and Dividend Rights.

Holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Committee may provide in an Award Agreement that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock, which may be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid to shareholders.

10.4.3.     Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.           Termination of Service.

Unless the Committee otherwise provides in an Award Agreement or in writing after the Award Agreement is issued, upon the termination of a Grantee’s Service, any Restricted Stock or Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, and the Grantee shall have no further rights with respect to such Award.

10.6.           Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 12 or, in the discretion of the Committee, in consideration for past Services rendered.

10.7.           Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	TERMS AND CONDITIONS OF UNRESTRICTED STOCK AWARDS

The Committee may, in its sole discretion, grant (or sell at par value or such other higher purchase price determined by the Committee) an Award of Unrestricted Stock to any Grantee pursuant to which such Grantee may receive shares of Stock free of any restrictions (“Unrestricted Stock”) under the Plan. Awards of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past Services rendered and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Grantee. Unless otherwise provided by the Committee, Awards of Unrestricted Stock shall be paid within the time period specified in Section 16.9.1 for short-term deferrals.

12.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

12.1.           General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 12.

12.2.           Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender (including by attestation) to the Company of unrestricted shares of Stock already owned by the Grantee, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender, provided that, in the case of an Incentive Stock Option, the right to make payment in the form of already-owned shares of Stock may be authorized only at the time of grant.

12.3.           Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.  In addition, an Award Agreement may permit, or the Committee may allow in its discretion, payment to be made by a “net exercise” method under which the Company reduces the number of shares of Common Stock issued upon exercise or settlement of an Award by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate Option Price or Purchase Price, as applicable.

12.4.           Other Forms of Payment.

To the extent the Award Agreement so provides or the Committee may allow in its discretion, payment of the Option Price or the Purchase Price may be made in any other form that is consistent with applicable laws, regulations and rules.

13.	TERMS AND CONDITIONS OF PERFORMANCE AND ANNUAL INCENTIVE AWARDS

13.1.           Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 13.2 hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m).

13.2.           Performance or Annual Incentive Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance or Annual Incentive Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance or Annual Incentive Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.2.  The maximum cash-based Performance or Annual Incentive Award that is intended to qualify as “performance-based compensation” for purposes of Code Section 162(m) awarded to any one Grantee during any calendar year shall not exceed $500,000.

13.2.1.     Performance Goals Generally.

The performance goals for such Performance or Annual Incentive Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance or Annual Incentive Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance or Annual Incentive Awards. Performance goals may differ for Performance or Annual Incentive Awards granted to any one Grantee or to different Grantees.

13.2.2.     Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance or Annual Incentive Awards: (i) total stockholder return; (ii) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 Stock Index; (iii) net income; (iv) pretax earnings; (v) earnings before interest expense, taxes, depreciation and amortization; (vi) pretax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items; (vii) operating margin; (viii) earnings per share; (ix) return on equity; (x) return on capital; (xi) return on investment; (xii) operating earnings; (xiii) working capital; (xiv) ratio of debt to stockholders’ equity and (xv) revenue.

13.2.3.     Timing for Establishing Performance Goals.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance or Annual Incentive Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

13.2.4.     Settlement of Performance or Annual Incentive Awards; Other Terms.

Settlement of such Performance or Annual Incentive Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance or Annual Incentive Awards. The Committee shall specify the circumstances in which such Performance or Annual Incentive Awards shall be paid or forfeited in the event of termination of Service by the Grantee prior to the end of a performance period or settlement of Performance Awards.

13.3.           Written Determinations.

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). To the extent permitted by Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

13.4.           Status of Section 13.2 Awards Under Code Section 162(m).

It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 13.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 13.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13.5.           Non-Exclusive Arrangement.

The adoption and operation of this Section 13 shall not preclude the Board or the Committee from approving other stock- or bash-based incentive compensation arrangements for the benefit of individuals who are Grantees hereunder as the Board or Committee, as the case may be, deems appropriate and in the best interests of the Company.

14.	REQUIREMENTS OF LAW

14.1.           General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2.           Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.           Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which grants of Options and other Awards may be made under the Plan shall be adjusted proportionately and accordingly by the Company; provided that any such adjustment shall comply with Section 409A. In addition, the number and kind of shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in stock of the Company) without receipt of consideration by the Company, the Company shall in such manner as the Company deems appropriate, adjust (i) the number and kind of shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Stock Appreciation Rights to reflect such distribution.

15.2.           Definition of Change in Control.

Unless an Award Agreement provides for a different meaning, a “Change in Control” shall mean the occurrence of any of the following:

(i)
Any ‘person’ (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the ‘beneficial owner’ (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%)  of the total voting power represented by the Company’s then-outstanding voting securities, provided, however, that a Change in Control shall not be deemed to occur if an employee benefit plan (or a trust forming a part thereof) maintained by the Company, directly or indirectly, becomes the beneficial owner of more than fifty percent (50%) of the then-outstanding voting securities of the Company after such acquisition;

(ii)
A majority of the members of the Board is replaced during any 12-month period commencing on the Effective Date, by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment;

(iii)
The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in (a) the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (b) the directors of the Company immediately prior thereto continuing to represent at least fifty percent (50%) of the directors of the Company or such surviving entity immediately after such merger or consolidation; or

(iv)	The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a change in control pursuant to the definition in Section 409A.

15.3.           Effect of Change in Control; Corporate Transactions.

The Committee shall determine the effect of a Change in Control upon Awards, and such effect may be set forth in the appropriate Award Agreement.  Unless an Award Agreement explicitly provides otherwise, if the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company’s assets other than a transaction to merely change the state of incorporation (a “Corporate Transaction”), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options and/or SARs, either (i) make appropriate provision for the continuation of such Options and/or SARs by substituting on an equitable basis for the Shares then subject to such Options and/or SARs either the consideration payable with respect to the outstanding shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Grantees, provide that all Options and/or SARs must be exercised (either to the extent then exercisable or, at the discretion of the Committee or, upon a change of control of the Company, all Options and/or SARs being made fully exercisable for purposes of this Section 15.3), within a specified number of days of the date of such notice, at the end of which period the Options and/or SARs shall terminate; or (iii) terminate all Options and/or SARs in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Options and/or SARs (either to the extent then exercisable or, at the discretion of the Committee, all Options and/or SARs being made fully exercisable for purposes of this Section 15.3) over the exercise price thereof.

Unless an Award Agreement explicitly provides otherwise, with respect to outstanding grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock, the Committee or the Successor Board, shall either (i) make appropriate provisions for the continuation of such grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock by substituting on an equitable basis for the Shares then subject to such Restricted Stock, Restricted Stock Units and/or Unrestricted Stock either the consideration payable with respect to the outstanding Shares of Common Stock in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Grantees, provide that all grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock must be accepted (to the extent then subject to acceptance) within a specified number of days of the date of such notice, at the end of which period the offer of the Restricted Stock, Restricted Stock Units and/or Unrestricted Stock shall terminate; or (iii) terminate all grants of Restricted Stock, Restricted Stock Units and/or Unrestricted Stock in exchange for a cash payment equal to the excess of the Fair Market Value of the Shares subject to such Restricted Stock, Restricted Stock Units and/or Unrestricted Stock over the purchase price thereof, if any.  In addition, in the event of a Corporate Transaction, the Administrator may waive any or all Company repurchase rights with respect to outstanding Restricted Stock and/or Restricted Stock Units.

15.4.           Reorganization Which Does Not Constitute a Change in Control.

If the Company undergoes any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

15.5.           Adjustments.

Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

15.6.           No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.	GENERAL PROVISIONS

16.1.           Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider, if applicable. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

16.2.           Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

16.3.           Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, local or other taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option, or (iii) pursuant to an Award. At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 16.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

16.4.           Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

16.5.           Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

16.6.           Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.7.           Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8.           Governing Law.

The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Delaware, without regard to any choice of law principles thereof or of any other jurisdiction.

16.9.           Section 409A.

16.9.1.     Short-Term Deferrals.

For each Award intended to comply with the short-term deferral exception provided for under Section 409A, the related Award Agreement shall provide that such Award shall be paid out by the later of (i) the 15th day of the third month following the Grantee’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture.

16.9.2.     Adjustments.

To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A as a result of any provision of any Award, to the extent permitted by Section 409A, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Board shall determine the nature and scope of such amendment.

16.10.         Foreign Qualified Awards.

Awards under the Plan may be granted to such Service Providers of the Company and its Affiliates who are residing in countries or jurisdictions other than the United States of America as the Committee in its sole discretion may determine from time to time.  The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such country or jurisdiction and to afford Grantees favorable treatment under such laws.

16.11.         Stockholder Approval; Effective Date of Plan.

The Plan shall be effective as of October 12, 2010, the date of its approval by the Board (the "Effective Date"), subject to approval by the Company’s stockholders.  No award that is intended to qualify as performance-based compensation within the meaning of section 162(m) of the Code shall be effective unless and until the Plan is approved by the stockholders of the Company.